                                                                    EXHIBIT 10.3

                     FIRST AMENDMENT TO EMPLOYMENT AGREEMENT
                     ---------------------------------------

     This FIRST AMENDMENT TO EMPLOYMENT AGREEMENT (the "First Amendment"), is effective as of the 2ND day of April, 2002, by and between CellStar Ltd. (the "Employer"), CellStar Corporation, a Delaware corporation and parent company of Employer ("Parent"), and Robert Kaiser (the "Employee").

     WHEREAS, the parties hereto are parties to that one certain Employment Agreement effective as of December 12, 2002 (the "Employment Agreement"); and

     WHEREAS, the parties desire to amend a provision of the Employment Agreement as set forth herein.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereby agree as follows:

     1. Section 1.3(a) of the Agreement is hereby amended and restated as follows:

          (a) Position. During the Term, the Employee shall serve as Senior Vice
              --------
     President and Chief Financial Officer of Employer, with authority, duties and responsibilities consistent with such position, and shall perform such other services for Employer, Parent and their affiliated entities consistent with such position as may be reasonably assigned to him from time to time by the Chief Executive Officer and/or the boards of directors of Employer and/or Parent. It is specifically understood that, over time, Employee desires to assume greater responsibility for business operations, particularly in the Employer's North American Region. In this regard, Employee has agreed to serve as Senior Vice President and Chief Financial Officer of Employer so long as Employer agrees to consider Employee for the position of President of the Company's North American Region. To demonstrate its willingness to do so, Employer agrees to pay to Employee the amount of $700,000 in the event Employee has not been named as Senior Vice President of the Parent and President of the Employer's North American Region on or before September 1, 2002; provided, however, that the parties may extend such period for an additional ninety (90) days by mutual written agreement. During the Term, Employee shall, if so elected or appointed, also accept election or appointment, and serve, as an officer and/or director of Employer or any of its affiliated entities and perform the duties appropriate thereto, without additional compensation other than as set forth herein. Employee's actions hereunder shall at all times be subject to the direction of the Chief Executive Officer and the boards of directors of Employer and Parent.

     2. The terms and provisions set forth in this First Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this First Amendment, the terms and provisions of the

Employment Agreement are ratified and confirms and shall continue in full force and effect.

     3. This First Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement.

     4. This First Amendment shall be governed by and construed in accordance with the laws of the State of Texas, without giving effect to principles of conflict of laws.

     IN WITNESS WHEREOF, the Employer and Parent have caused this First Amendment to be executed by their officer/general partner thereunto duly authorized, and Employee has signed this First Amendment, as of the date first set forth above.

                                       CELLSTAR LTD.
                                       By:  National Auto Center, Inc.
                                            General Partner


                                       By: /s/ TERRY S. PARKER
                                          ---------------------------------
                                            Terry S. Parker
                                            Chief Executive Officer


                                       CELLSTAR CORPORATION


                                       By: /s/ TERRY S. PARKER
                                          ---------------------------------
                                            Terry S. Parker
                                            Chief Executive Officer


                                       /s/ ROBERT A. KAISER
                                       ------------------------------------
                                       Robert Kaiser